Exhibit 99.3

Relief Therapeutics SA, Geneva

Interim condensed financial statements for the three months period ended 31 March 2020

Table of content

Relief Therapeutics SA (interim condensed financial statements)

Interim condensed balance sheet	3

Interim condensed statement of comprehensive income	4

Interim condensed cash flow statement	5

Interim condensed statement of changes in equity	6

Notes to the interim condensed financial statements	7

Relief Therapeutics SA, Geneva

Interim condensed balance sheet

		31 March 2020
TCHF	Notes	Unaudited	31 December 2019

ASSETS

Property, plant and equipment	5	-	-
Non-current assets		-	-

Financial assets due from shareholder	6	897	1,009
Financial assets due from related parties		1	1
Other current assets and other receivables	7	27	27
Cash and cash equivalents		16	9
Current assets		941	1,046

Total assets		941	1,046

EQUITY AND LIABILITIES

Share capital	8	208	208
Reserves		597	597
Accumulated losses		(31)	(104)
Equity		774	701

Defined benefit obligation	9	-	136
Non-current liabilities		-	136

Trade payables		51	55
Financial liabilities due to related parties		14	14
Tax liabilities		10	10
Other current payables and liabilities	10	92	130
Current liabilities		167	209

Total equity and liabilities		941	1,046

The accompanying notes form an integral part of the financial statements.

Relief Therapeutics SA, Geneva

Interim condensed statement of comprehensive income

		01.01. - 31.03.2020	01.01. - 31.03.2019
TCHF	Notes	Unaudited	Unaudited

CONTINUING OPERATIONS

Service expense		(8)	(10)
Personnel expense		(3)	(6)
Other administrative expense	11	(54)	(7)
Other gains	12	2	-
EBITDA		(63)	(23)

Depreciation and amortisation expense		-	(1)
Operating loss		(63)	(24)

Finance income		-	-
Finance expense		-	-
Loss before income taxes		(63)	(24)

Income taxes		-	-

Loss for the period		(63)	(24)

Remeasurement of defined benefit obligation	9	136	-
Total items that will not be reclassified subsequently to profit or loss		136	-

Total items that may be reclassified subsequently to profir or loss		-	-

Total other comprehensive income for the period		136	-

Total comprehensive income for the period		73	(24)

The accompanying notes form an integral part of the financial statements.

Relief Therapeutics SA, Geneva

Interim condensed cash flow statement

	01.01. - 31.03.2020	01.01. - 31.03.2019
TCHF	Unaudited	Unaudited

Cash flow used in operating activities	7	(111)

Interest received	-	-
Cash flow from investing activities	-	-

Proceeds from shareholder’s loan		85
Cash flow from financing activities	-	85

Net (decrease)/increase in cash and cash equivalents	7	(26)
Cash and cash equivalents at beginning of period	9	37
Net effect of currency translation on cash and cash equivalents	-	-
Cash and cash equivalents at end of period	16	11

The accompanying notes form an integral part of the financial statements.

Relief Therapeutics SA, Geneva

Interim condensed statement of changes in equity

TCHF	Notes	Share capital	Reserves	Accumulated loss	Total

Balance at 1 January 2019		208	597	(1,825)	(1,020)
Loss for the period		-	-	(24)	(24)
Other comprehensive income for the period, net of income tax		-	-	-
Total comprehensive income for the period		-	-	(24)	(24)

Balance at 31 March 2019 (Unaudited)		208	597	(1,849)	(1,044)

Balance at 1 January 2020		208	597	(104)	701
Loss for the period		-	-	(63)	(63)
Other comprehensive income for the period, net of income tax		-	-	136	136
Total comprehensive income for the period		-	-	73	73

Balance at 31 March 2020 (Unaudited)		208	597	(31)	774

The accompanying notes form an integral part of the financial statements.

Relief Therapeutics SA, Geneva

Notes to the interim condensed financial statements (unaudited)

1 General information

Relief Therapeutics SA (“Relief” or the “Company”) is an unlisted Swiss stock corporation whose registered office is Avenue de Sécheron 15, 1202 Geneva, Switzerland.

The mission of the Company is to develop innovative treatments to address high-unmet medical needs. In particular, the most advanced program aims at providing significant improvements for the debilitating affections that are associated with the degeneration of the peripheral nervous system (neuropathies). To achieve this goal, the Company is planning to conduct a clinical trial with the recombinant human protein, atexakin alfa, that proved, in previous clinical trial for a different indication, safe in patients and efficient at reconstructing nerves and reinstating normal blood flow in relevant animal models.

The interim condensed financial statements are presented in thousands of Swiss Francs (CHF).

2 Basis of preparation

These interim condensed financial statements for the three months ended 31 March 2020 have been prepared in accordance with IAS 34 Interim Financial Reporting. They do not include all the information and disclosures required in the annual financial statements and should be read in conjunction with the Company’s annual financial statements as at 31 December 2019.

3 Summary of significant accounting policies

3.1 Amendments to IFRSs and the new Interpretation that are mandatorily effective for the current year

The accounting policies adopted in the preparation of the interim condensed financial statements are consistent with those followed in the preparation of the Company’s annual financial statements for the year ended 31 December 2019, except for the adoption of new standards effective as of 1 January 2020. The Company has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective.

None of the new or revised Standards mentioned below has had a material impact on these interim condensed financial statements. The details of each of the new or revised Standards adopted by the Company are detailed below.

New, amended and revised Standards and Interpretations
Various	The amendments in Definition of Material (Amendments to IAS 1 and IAS 8) clarify the definition of “material” and align the definition used in the Conceptual Framework and the standards.

3.2 Standards and Interpretations in issue but not yet effective

At the date of authorisation of these financial statements, the Company has not adopted the following amendments to a Standard that have been issued but are not yet effective. They will be effective on or after the dates described below.

	New, amended and revised Standards and Interpretations		Effective from
IAS 1

The amendments in Classification of Liabilities as Current or Non-Current (Amendments to IAS 1) affect only the presentation of liabilities in the statement of financial position — not the amount or timing of recognition of any asset, liability income or expenses, or the information that entities disclose about those items.

They:

Annual periods beginning on or after 1 January 2022
	●	clarify that the classification of liabilities as current or non-current should be based on rights that are in existence at the end of the reporting period and align the wording in all affected paragraphs to refer to the “right” to defer settlement by at least twelve months and make explicit that only rights in place “at the end of the reporting period” should affect the classification of a liability;
	●	clarify that classification is unaffected by expectations about whether an entity will exercise its right to defer settlement of a liability; and
	●	make clear that settlement refers to the transfer to the counterparty of cash, equity instruments, other assets or services.

The Company is currently assessing whether these changes will impact the financial statements in the period of initial application, however the Company does not expect any significant impact from the amended Standards mentioned above.

4 Summary of critical accounting judgements and key sources of estimation uncertainty

The preparation of the financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income, expenses and related disclosures. The estimates and underlying assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are described below.

4.1 Critical judgements in applying accounting policies

Critical judgements in applying accounting policies were the same as those applied to the financial statements of the year ended 31 December 2019 except for the following:

Going concern

The Company has been facing some financial difficulties by having some operating losses thus questioning the capacity to continue as a going concern. Indeed, the Company had negative operating results of TCHF (63) for the 3 months ended at 31.03.20, TCHF (235) for the year 2019 and TCHF (136) for the year 2018 thus resulting in an operating cash outflows for both years.

In 2020 and 2019, as well as in previous years, Relief reduced its capital needs significantly. The Company operated with a single part time manager, and external resources and relocated to an office with reduced costs. The Company mainly relied on its current cash balance and financial support from its Parent company Relief Therapeutics Holding SA (“RTH”) which has injected capital via loans. While these loans have generated some debt (principal and interest) towards RTH, discussions with the RTH board have resulted in the write-off in 2019 of the corresponding amount and relieved the Company from its financial obligations towards RTH.

On 2 April 2020, RTH and Sonnet BioTherapeutics Inc. (“Sonnet”) completed a share exchange agreement resulting in the transfer of control of the Company. From that date, the Company is a fully owned subsidiary of Sonnet. Sonnet envisions a long-term strategy based on the development of the Company’s main asset Atexakin alfa (“Atexakin”, SON-080 as fully integrated in Sonnet’s pipeline of projects). Sonnet has already invested significantly in the initial phase of Atexakin’s development that resulted in the delivery of a complete analysis of the available supporting information, of regulatory documents and in the establishment of collaborative interactions with service providers to progress the project. Sonnet will pursue its investment in the clinical development of Atexakin and will commit funding into the clinical testing of Atexakin for safety and efficacy to treat Chemotherapy-Induced Peripheral Neuropathy (CIPN). Positive results may support progression into subsequent development phases either internally of via sub-licensing to an external company until clearance for market entry. This is expected to provide funds to the Company, in addition to those coming from Sonnet, under the form of upfront and milestone fees.

In the current context of coronavirus pandemic, as the Company’s reliance on local or global supply chains is low, and as it does not operate any production facilities, it has a low risk of being forced to interrupt its operations due to the on-going Covid-19 pandemic. Due to the average age of collaborators involved in the daily activities of the Company, no loss of personnel is expected as a consequence of potential infection. Government-imposed travel restrictions and quarantines may lead the Company to adapt to this novel environment by reducing its face-to-face interactions and by favoring video and teleconferences which already support the majority of its in-house and external business interactions. At the present time, a precise quantitative evaluation of the impact of the pandemic on the Company’s planned activities is almost impossible to establish. Indeed, there is uncertainty about the effects of Covid-19 on the Company’s ability to get appropriate financing in the future. The Company is closely monitoring its global evolution.

Sonnet intends to hire executive(s) and to renew the Board of Directors of the Company in the coming months. Some resigning former executives have been hired as part time consultants to occupy such position(s). Management hence considers that all the elements are or will soon be in place to ensure the Company will remain in a going concern.

4.2 Key sources of estimation uncertainty

Key sources of estimation uncertainty were the same as those applied to the financial statements of the year ended 31 December 2019.

5 Property, plant and equipment

There were no additions or disposals in the first three months of 2020. As at 31 March 2020, the remaining property, plant and equipment is fully depreciated.

6 Financial assets due from shareholder

At 31 March 2020, TCHF 897 is due from Relief Therapeutics Holding SA (“RTH”), the sole shareholder of the Company (31 December 2019: TCHF 1’009), earned by the Company in exchange of service provided such as payroll or general overhead paid by the Company on behalf of RTH. During the financial period, RTH recharged various expenses in relation to administrative costs which it paid on behalf of the Company. The current account is non-interest bearing, does not have a fixed term and is not impaired. The fair value of this financial asset is close to its carrying amount.

7 Other current assets and other receivables

At 31 March 2020, other current assets and other receivables mainly relate to receivables from social security institutions, prepaid expenses and recharged expenses to Sonnet.

8 Share capital

8.1 Issued share capital

At 31 March 2020, the issued share capital amounts to TCHF 208, consisting of 208’163 registered shares with a par value of CHF 1. They entitle the holder to participate in dividends and to share in the proceeds of winding up the Company in proportion to the number of shares and amounts paid on the shares held. There were no changes to the share capital in the first three months of 2020.

8.2 Authorized and conditional share capital

At 31 March 2020, the Company had no authorized share capital, but conditional share capital of TCHF 23, consisting of 23’129 shares with a par value of CHF 1.00 each.

9 Defined benefit obligation

The Company participates in a Swiss pension plan which qualifies as defined benefit plan under the requirements of IAS 19. The Company exercises judgement in determining whether a full remeasurement of the plan assets and the defined benefit obligation is required at the end of an interim period. As there were no remaining employees within the Company as at 31 March 2020, the entire defined benefit obligation was derecognised through other comprehensive income. Additional information is disclosed in Note 17.

10 Other current payables and liabilities

As at 31 March 2020, other current payables and liabilities mainly consist of accrued expenses (TCHF 31), sales taxes (TCHF 56), deferred income (TCHF 3) and accrued holiday provisions (TCHF 2).

11 Other administrative expense

TCHF	01.01. - 31.03.2020	01.01. - 31.03.2019

Office expense	1	1
Accounting, legal and consulting expense	53	2
Travel expense	-	2
IT expense	-	1
Other operating expense	-	1
Total general and administrative expense	54	7

12 Other gains

TCHF	01.01. - 31.03.2020	01.01. - 31.03.2019

Expenses recharged to Sonnet	2	-
Total other gains	2	-

13 Related party balances and transactions

As at 31 March 2020, the only outstanding related party balances are financial assets due from the shareholder (note 6) and insignificant receivables and payables with other related parties.

The only significant transactions in the first three months of 2020 were the recharged expenses as detailed on note 6.

As the change of control of the Company was effective after the current period, Sonnet is not disclosed as a related party as of 31 March 2020.

14 Fair value measurement

Unchanged to 31 December 2019, there are no assets or liabilities measured at fair value. For all financial assets and liabilities their carrying amount at amortised cost approximates fair value.

15 Non-cash transactions

There were no significant non-cash transactions during the first three months of 2020 or 2019.

16 Contingent liabilities

Litigation

The Company is not, and does not foresee to become party to any legal, administrative or arbitral proceedings, the outcome of which, if adverse to the Company, may be material to its business, financial condition and results of operation taken as a whole.

Uncertain tax position

The forgiveness of the loan of the Company’s mother company has been recorded as taxable profit for the financial year 2019 giving the uncertainty due to the lack of information faced by the Company as at 31 December 2019. Indeed, the Company was seeking confirmation from the Swiss tax authorities whether the debt forgiveness from its direct shareholder could be viewed as a capital restructuring (“mesure d’assainissement in French”) with the debt being converted as equity thus being viewed as a capital injection. If the Cantonal Tax authorities validate the capital restructuring, the loss carried forward would not be consumed by the income resulting from the debt forgiveness of the direct shareholder as such income is tax exempted. Balance sheet and comprehensive income statement is not impacted by this consideration.

In case this will be approved by the Federal Tax authorities as well, the capital injection made by the direct shareholder is subject to the payment of the Federal Stamp of 1%, except if all the tax requirements are fulfilled to get an exemption of the issuance stamp tax. If stamp tax was due, the Company would record a tax payable and a tax expense of TCHF 14.

Nevertheless, there is uncertainty as to whether the payment of this federal stamp would still be due as the Company might be exempted due to the capital restructuring. A confirmation from the Swiss Tax authorities is expected later in 2020.

17 Subsequent events

Sale of the Company to Sonnet

On 2 April 2020, Relief Therapeutics Holding SA announced the closing of the share exchange agreement between Sonnet BioTherapeutics, Inc. (“Sonnet”), now a subsidiary of Sonnet BioTherapeutics Holdings, Inc. (formerly known as Chanticleer Holdings, Inc.) (Nasdaq:SONN, “Sonnet Holdings”) and Relief Therapeutics Holding SA. Consequently, Sonnet acquires all outstanding shares of the Company that becomes a wholly owned Geneva-based subsidiary of Sonnet.

Departure of personnel

The sole remaining employee of the Company has resigned from his position with effective date 31 March 2020. From an operational perspective, management of the Company is conducted by Sonnet with the support of external consultants who were previously part of the former executive team.

Board of Directors composition

As a result of the acquisition of the Company by Sonnet, the former administrator Mr. Thomaz Burckhardt resigned and was replaced by Mr. Gael Hedou, registered as Board member (“administrateur”) at the Geneva commercial register as of 27 April 2020.

There were no other significant events subsequent to 31 March 2020.

18 Approval of financial statements

These interim condensed financial statements were approved by the Board of Directors on 13 May 2020.

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